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                                                                    EXHIBIT 10.5


                          THIRD AMENDED AND RESTATED
                        REGISTRATION RIGHTS AGREEMENT

      This Third Amended and Restated Registration Rights Agreement is made as of the 26th day of January, 1999 by and among CareerBuilder, Inc., a Delaware corporation (the "Company"), investors listed on Schedule I hereto (the "Prior Investors") and the investors listed on Schedule II hereto (the "New Investors", and together with the Prior Investors, the "Investors").

      Whereas the Company and certain of the Prior Investors are parties to the Class C Convertible Preferred Stock Purchase Agreement dated as of January 10, 1997 (the "Class C Agreement"), pursuant to which the Company sold shares of Class C Convertible Preferred Stock, par value $.001 per share (the "Class C Convertible Preferred Stock") to certain of the Prior Investors and in order to induce certain of the Prior Investors to invest funds in the Company pursuant to the Class C Agreement, the Company and certain of the Prior Investors entered into a Registration Rights Agreement dated as of January 10, 1997 (the "Original Agreement") granting certain of the Prior Investors certain rights to cause the Company to register shares of Common Stock issuable to certain of the Prior Investors and certain other matters as set forth therein.

      Whereas the Company and certain of the Prior Investors are parties to the Class D Convertible Preferred Stock Purchase Agreement dated as of September 11, 1997 (the "Class D Agreement"), pursuant to which the Company sold shares of Class D Convertible Preferred Stock, par value $.001 per share (the "Class D Convertible Preferred Stock") to certain of the Prior Investors and in order to induce certain of the Prior Investors to invest funds in the Company pursuant to the Class D Agreement, the Company and certain of the Prior Investors agreed to extend to certain of the Prior Investors similar rights and to amend and restate the Original Agreement accordingly (the "Amended Agreement").

      Whereas the Company and certain of the Prior Investors are parties to the Class E Convertible Preferred Stock Purchase Agreement dated as of July 6, 1998 (the "Class E Agreement"), pursuant to which the Company sold shares of Class E Convertible Preferred Stock, par value $.001 per share (the "Class E Convertible Preferred Stock") to certain of the Prior Investors and in order to induce certain of the Prior Investors to invest funds in the Company pursuant to the Class E Agreement, the Company and certain of the Prior Investors agreed to extend to certain of the Prior Investors similar rights and to amend and restate the Amended Agreement accordingly (the "Second Amended Agreement")

      Whereas the Company, certain of the Prior Investors and the New Investors are parties to the Class F Convertible Preferred Stock Purchase Agreement dated as of an even date herewith (the "Class F Agreement"), pursuant to which the Company sold shares of Class F Convertible Preferred Stock, par value $.001 per share (the "Class F Convertible Preferred Stock") to certain of the Prior Investors and the New Investors and in order to induce certain of the Prior Investors and the New Investors to invest funds in the Company pursuant to the Class F Agreement, the Company and the Prior Investors have agreed to extend to certain of the Prior Investors and the



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New Investors similar rights and to amend and restate the Second Amended
Agreement accordingly. Each Investor will execute a counterpart signature page to, and become a party to, the resulting Third Amended and Restated Registration Rights Agreement (the "Third Amended Agreement").

      Whereas the Second Amended Agreement provides that it may be amended with the written consent of (i) the Company, (ii) the holders of a majority of the Class B Restricted Stock (as defined below), (iii) the holders of a majority of the Class C Restricted Stock (as defined below), (iv) the holders of a majority of the Class D Restricted Stock (as defined below), (v) the holders of a majority of the Class E Restricted Stock (as defined below) and (vi) the holders of at least two-thirds of the outstanding shares of Registrable Securities (as defined below).

      Intending to be legally bound, and in consideration of the mutual agreements stated below, the parties hereby agree as follows:

      1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

      "Class A Restricted Stock" shall mean the shares of Common Stock issued upon conversion of the Class A Convertible Preferred Stock, par value $.001 per share (the "Class A Convertible Preferred Stock"), excluding such shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act.

      "Class B Restricted Stock" shall mean the shares of Common Stock issued upon conversion of the Class B Convertible Preferred Stock, par value $.001 per share (the "Class B Convertible Preferred Stock"), excluding such shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act.

      "Class C Restricted Stock" shall mean the shares of Common Stock issued upon conversion of the Class C Convertible Preferred Stock, excluding such shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act.

      "Class D Restricted Stock" shall mean the shares of Common Stock issued upon conversion of the Class D Convertible Preferred Stock, excluding such shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act.

      "Class E Restricted Stock" shall mean the shares of Common Stock issued upon conversion of the Class E Convertible Preferred Stock, excluding such shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder



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

and disposed of in accordance with the registration statement covering them or
(b) publicly sold pursuant to Rule 144 under the Securities Act.

      "Class F Restricted Stock" shall mean the shares of Common Stock issued upon conversion of the Class F Convertible Preferred Stock, excluding such shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act.

      "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

      "Common Stock" shall mean the Common Stock, $.001 par value, of the Company, as constituted as of the date of this Agreement.

      "Conversion Shares" shall mean shares of Common Stock issued upon conversion of the Preferred Shares.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "Individual Stockholders" shall mean John Burton, Barry Goldsmith, Mark Gruhin, Robert McGovern, David Wetmore and James Winchester.

       "Individuals' Common Stock" shall mean (a) shares of Common Stock held by the Individual Stockholders on the date hereof and (b) shares of Common Stock issuable upon conversion of shares of Class A Preferred Stock held by the Individual Stockholders on the date hereof (the "Class A Preferred Shares"), excluding such shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act.

      "Preferred Shares" shall mean the shares of Class A Convertible Preferred Stock, the shares of Class B Convertible Preferred Stock, the shares of Class C Convertible Preferred Stock, the shares of Class D Convertible Preferred Stock, the shares of Class E Convertible Preferred Stock and the shares of Class F Convertible Preferred Stock.

      "Preferred Stock" shall mean the Class A Convertible Preferred Stock, the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock, the Class E Convertible Preferred Stock and the Class F Convertible Preferred Stock.

      "Registrable Securities" shall mean the Individuals' Common Stock, the Class A Restricted Stock, the Class B Restricted Stock, the Class C Restricted Stock, the Class D Restricted Stock, the Class E Restricted Stock and the Class F Restricted Stock.

      "Registration Expenses" shall mean the expenses so described in Section
8.


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

      "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "Selling Expenses" shall mean the expenses so described in Section 8.

      2. Restrictive Legend. Each certificate representing Preferred Shares or Conversion Shares shall, except as otherwise provided in this Section 2 or in
Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:

            "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER SUCH ACT AND ALL SUCH APPLICABLE LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

A certificate shall not bear such legend if in the opinion of counsel reasonably satisfactory to the Company the securities represented thereby may be publicly sold without registration under the Securities Act and any applicable state securities laws.

      3. Notice of Proposed Transfer. Prior to any proposed transfer of any Preferred Shares or Conversion Shares (other than under the circumstances described in Sections 4, 5 or 6), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act and any applicable state securities laws, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice; provided, however, that no such opinion of counsel shall be required for a transfer (i) to one or more partners of the transferor (in the case of a transferor that is a partnership) or (ii) to an affiliated corporation (in the case of a transferor that is a corporation). Each certificate for Preferred Shares or Conversion Shares transferred as above provided shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 3 shall not apply to securities which are not required to bear the legend prescribed by Section 2 in accordance with the provisions of that Section.

      4. Required Registration. (a) At any time after the earliest of (i) six months after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective (other than a registration statement on Form S-4, Form S-8 or another form not available for registering the Registrable Securities for sale to the public), (ii) six months after the Company shall have become a reporting company under Sections 12 or 15 of the Exchange Act, and (iii) July 12, 1999, the holders of Class F Restricted Stock constituting at least 40% of the total shares of Class F Restricted Stock then outstanding, the holders of Class E Restricted Stock constituting at least 40% of the total shares of Class E Restricted Stock then


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outstanding, the holders of Class D Restricted Stock constituting at least 40%
of the total shares of Class D Restricted Stock then outstanding, the holders of Class C Restricted Stock constituting at least 40% of the total shares of Class C Restricted Stock then outstanding, the holders of Class B Restricted Stock constituting at least 40% of the total shares of Class B Restricted Stock then outstanding or the holders of Class A Restricted Stock constituting at least 40% of the total shares of Class A Restricted Stock then outstanding may request the Company to register under the Securities Act all or any portion of the Registrable Securities held by such requesting holder or holders for sale in the manner specified in such notice, provided that the shares of Registrable Securities for which registration has been requested shall constitute the smaller of (A) at least 20% of the total shares of any of Class B Restricted Stock, Class C Restricted Stock, Class D Restricted Stock, Class E Restricted Stock or Class F Restricted Stock originally issued or (B) at least 20% of the total shares of Class A Restricted Stock then outstanding if such holder or holders shall request the registration of less than all shares of Registrable Securities then held by such holder or holders (or any lesser percentage if the reasonably anticipated aggregate price to the public of such public offering would exceed $5,000,000). Notwithstanding any provision herein to the contrary, GEPT may initiate such a request on behalf of the holders of Class F Restricted Stock so long as it holds at least 20% of the total shares of Class F Restricted Stock then outstanding, provided that the Company shall be required to so register such shares only if the reasonably anticipated aggregate price to the public of such public offering would exceed $5,000,000. For purposes of this
Section 4 and Sections 5, 6, 13(a) and 13(d), the terms "Class B Restricted Stock," "Class C Restricted Stock," "Class D Restricted Stock," "Class E Restricted Stock," "Class F Restricted Stock" and "Registrable Securities" shall be deemed to include the number of Registrable Securities which would be issuable to a holder of Preferred Shares upon conversion of all Preferred Shares held by such holder at such time, provided, however, that the only securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock, and provided, further, however, that, in any underwritten public offering contemplated by this Section 4 or Sections 5 and 6, the holders of Preferred Shares shall be entitled to sell such Preferred Shares to the underwriters for conversion and sale of the shares of Common Stock issued upon conversion thereof. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4 within 120 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Registrable Securities shall have been entitled to join pursuant to Sections 5 or 6 and in which there shall have been effectively registered all Registrable Securities as to which registration shall have been requested.

      (b) Following receipt of any notice under this Section 4, the Company shall immediately notify all holders of Registrable Securities from whom notice has not been received and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of shares of Registrable Securities specified in such notice (and in all notices received by the Company from other holders within 30 days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering, the holders of a majority of the shares of Registrable Securities to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. The Company shall be obligated to register Registrable Securities pursuant to this Section 4 for two demands only by any holder of any class of Restricted Stock, provided, however, that such obligation shall be deemed satisfied only when a registration statement


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covering all shares of Registrable Securities specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

            c) The Company shall be entitled to include in any registration statement referred to in this Section 4, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Registrable Securities to be sold. Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby.

      5. Piggyback Registration. If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public), each such time it will give prompt written notice to all holders of Registrable Securities of its intention so to do. Upon the written request of any such holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of its Registrable Securities, the Company will use its best efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder of such Registrable Securities so registered. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Registrable Securities to be included in such an underwriting may be reduced (pro rata among the requesting holders based upon the number of shares of Registrable Securities owned by such holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would materially and adversely affect the marketing of the securities to be sold by the Company therein, provided, however, that such number of shares of Registrable Securities shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company or requesting holders of Registrable Securities, and provided, further, however, that in no event may less than one-third of the total number of shares of Common Stock to be included in such underwriting be made available for shares of Class B Restricted Stock, Class C Restricted Stock, Class D Restricted Stock, Class E Restricted Stock and Class F Restricted Stock on a pro-rata basis. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 5 without thereby incurring any liability to the holders of Registrable Securities.

      6. Registration on Form S-3. If at any time (i) a holder or holders of Registrable Securities requests that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Registrable Securities held by


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such requesting holder or holders, the reasonably anticipated aggregate price to the public of which would exceed $1,000,000, and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its best efforts to effect the prompt registration under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, of the number of shares of Registrable Securities specified in such notice. Whenever the Company is required by this Section 6 to use its best efforts to effect the registration of Registrable Securities, each of the procedures and requirements of Section 4 (including but not limited to the requirement that the Company notify all holders of Registrable Securities from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration, provided, however, that there shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 6, and provided, further, however, that the requirements contained in the first sentence of
Section 4(a) shall not apply to any registration on Form S-3 which may be requested and obtained under this Section 6.

      7. Registration Procedures. If and whenever the Company is required by the provisions of Sections 4, 5 or 6 to use its best efforts to effect the registration of any shares of Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

            a) prepare and file within 60 days thereafter with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

            b) prepare and promptly file with the Commission such amendments, post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period, but in no event for a period of more than six (6) months after such registration statement becomes effective;

            c) furnish to each seller of Registrable Securities and to each underwriter such number of copies of the registration statement and any amendments, post-effective amendments and supplements thereto and the prospectus included therein (including each preliminary prospectus and summary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement in accordance with the intended method of disposition set forth therein;

            d) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any


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jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

            e) use its best efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed, if such listing is then permitted under the rules of such exchange, or if such listing is not practicable, to secure designation of such securities as a Nasdaq "national market system security" within the meaning of Rule 11Aa2-1 under the Exchange Act or, failing that, to secure Nasdaq authorization for such Registrable Securities, and, without limiting the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD, and to provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement;

            f) immediately notify each seller of Registrable Securities and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event or existence of any fact of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and prepare and furnish to each such seller, as promptly thereafter as is practicable, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that such prospectus shall not include an untrue statement or material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances then existing;

            g) if the offering is underwritten and at the request of any seller of Registrable Securities, use its best efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein), and
(C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and


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            h) make available for inspection by each seller of Registrable
Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

            i) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Company (in form complying with the provisions of Rule 158 under the Securities Act) covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the registration statement;

            j) notify each seller of any Registrable Securities covered by such registration statement (i) when the prospectus or any prospectus supplement or post-effective amendment has become effective, (ii) of any request by the Commission for amendments or supplements to such registration statement or to amend or to supplement such prospectus or for additional information after the effectiveness of such registration statement, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose and (iv) of the suspension of the qualification of such securities for offering or sale in any jurisdiction, or of the institution of any proceedings for any of such purposes;

            k) use reasonable effort to obtain the lifting of any stop order that might be issued suspending the effectiveness of such registration statement at the earliest possible moment;

            l) use its best efforts to (i) cause all such Registrable Securities to be listed on each such securities exchange or automated quotation system on which similar securities issued by the Company are then listed, and (ii) to provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement; and

            m) enter into such agreements and take such other actions as the sellers of Registrable Securities or the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, preparing for, and participating in, such number of "road shows" and all such other customary selling efforts as the underwriters reasonably request in order to expedite or facilitate such disposition provided, however, that the Company shall not be required in connection with this paragraph (m) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

      For purposes of Section 7(a) and 7(b) and of Section 4(c), the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Securities in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby and 120 days after the effective date thereof.

      In connection with each registration hereunder, the sellers of Registrable Securities will furnish to the Company in writing such information with respect to themselves and the proposed


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distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

      In connection with each registration pursuant to Sections 4, 5 or 6 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

      8. Expenses. All expenses incurred by the Company in complying with Sections 4, 5 and 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., fees and expenses associated with listing securities on an exchange or for quotation on Nasdaq, transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and disbursements of one counsel for the sellers of Registrable Securities, but excluding any Selling Expenses, are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called "Selling Expenses."

      The Company will pay all Registration Expenses in connection with each registration statement under Sections 4, 5 or 6. All Selling Expenses in connection with each registration statement under Sections 4, 5 or 6 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

      9. Indemnification and Contribution. (a) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Sections 4, 5 or 6, the Company will indemnify and hold harmless each seller of such Registrable Securities thereunder and the officers, directors, trustees and controlling persons of such seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such indemnified person or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus or summary prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Sections 4, 5 or 6, each seller of such Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment (including any post-effective amendment) or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such seller from the sale of Registrable Securities covered by such registration statement.

            (b) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof jointly with any other indemnifying party similarly notified, except in the event one of the indemnifying parties is the Company, in which case the Company may, in its sole discretion, assume and undertake such defense on its own, with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party and that it is advisable that such indemnified party be represented by separate counsel, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of a maximum of one such separate counsel for all such indemnified parties and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

            (c) No indemnifying party, in defense of any such claim or litigation, shall, except with the consent of such indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as a term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

            (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 9; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

      10. Changes in Common Stock or Preferred Stock. If, and as often as, there is any change in the Common Stock or the Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or the Preferred Stock as so changed.

      11. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                  (b) use its best efforts to file with the Commission in a
            timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (c) furnish to each holder of Registrable Securities forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration.

            12. Representations and Warranties. (a) The Company represents and warrants to the Investors as follows:

                      (i) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter or Bylaws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

                      (ii) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement of remedies, to the discretion of courts in awarding equitable relief and to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the rights of creditors generally.

                  (b) Each Investor represents and warrants to the Company and the other Investors as follows:

                      (i) The execution, delivery and performance of this Agreement by such Investor has been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency or government, the Charter or By-Laws (or similar organization documents) of such Investor or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of such Investor.

                (ii) This Agreement has been duly executed and delivered by such Investor and constitutes the legal, valid and binding obligation of such Investor, enforceable in accordance with its terms, subject, as to enforcement of remedies, to the discretion of courts in awarding equitable relief and to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the rights of creditors generally.

      13.   Miscellaneous.

            (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of Registrable Securities), whether so expressed or not, provided, however, that registration rights conferred herein on the holders of Registrable Securities shall only inure to the benefit of a transferee of Registrable Securities if (i) there is transferred to such transferee at least 20% of the total shares of Registrable Securities originally issued pursuant to, or held as of the date of, the Purchase Agreement to the direct or indirect transferor of such transferee or (ii) such transferee is a family member, partner, shareholder or affiliate of a party hereto.

            (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed as follows:

                (i) if to the Company or any other party hereto, at the address of such party set forth in the purchase agreement by which such party acquired Preferred Stock from the Company;

                (ii) if to any subsequent holder of Preferred Shares or Registrable Securities, to it at such address as may have been furnished to the Company in writing by such holder; or

                (iii) in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Registrable Securities) or to the holders of Registrable Securities (in the case of the Company) in accordance with the provisions of this paragraph.

            (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

            (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of (i) the Company, (ii) the holders of a majority of the Class B Restricted Stock, (iii) the holders of a majority of the Class C Restricted Stock, (iv) the holders of a majority of the Class D Restricted Stock, (v) the holders of a majority of the Class E Restricted Stock, (vi) the holders of a majority of the Class F Restricted Stock and (vii) the holders of at least two-thirds of the outstanding shares of Registrable Securities.

                  (e) This Agreement may be executed in two or more
            counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (f) The obligations of the Company to register shares of
            Registrable Securities under Sections 4, 5 or 6 shall terminate on July 12, 2011.

                  (g) If requested in writing by the underwriters for the
            initial underwritten public offering of securities of the Company, each holder of Registrable Securities who is a party to this Agreement shall agree not to sell publicly any shares of Registrable Securities or any other shares of Common Stock (other than shares of Registrable Securities or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period of not more than 180 days following the effective date of the registration statement relating to such offering; provided, however, that all persons entitled to registration rights with respect to shares of Common Stock who are not parties to this Agreement, all other persons selling shares of Common Stock in such offering, all persons holding in excess of 1% of the capital stock of the Company on a fully diluted basis and all executive officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this Section 13(g).

                  (h) Notwithstanding the provisions of Section 7(a), the
            Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 90 days in any 24 month period if there exists at the time material nonpublic information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed.

                  (i) The Company shall not grant to any third party any
            registration rights more favorable than or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remains in effect.

                  (j) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

                  (k) The parties to this Agreement that are also parties to the
            Second Amended Agreement agree that this Third Amended Agreement supersedes the Second Amended Agreement and that the Second Amended Agreement is terminated in its entirety upon execution of this Agreement.

            Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this Agreement shall be a binding agreement between the Company and you.

                                          Very truly yours,

                                          CAREERBUILDER, INC.

                                          By: /s/ ROBERT MCGOVERN
                                             -----------------------------
                                             Name: Robert McGovern
                                             Title: CEO

AGREED TO AND ACCEPTED as of the date first written above:

                                          PRIOR INVESTORS

                                          21ST CENTURY INTERNET VENTURE
                                          PARTNERS, LLC

                                          By:  21st CENTURY INTERNET FUND


                                             By: /s/ J. NEIL WEINTRAUT
                                                -----------------------
                                                Name: J. Neil Weintraut
                                                Title:

                                          NEW ENTERPRISE ASSOCIATES VI,
                                          LIMITED PARTNERSHIP

                                          By:  NEA PARTNERS VI, LIMITED
                                          PARTNERSHIP

                                                 By: /s/ PETER BARRIS
                                                    --------------------------
                                                    Name:
                                                    Title:


                                          THOMSON U.S. INC.


                                          By: /s/ JAMES R. SCHURR
                                             ---------------------------------
                                                Name: James R. Schurr
                                                Title: Vice President


                                          ADP, INC.


                                          By: /s/ GARY C. BUTLER
                                             ---------------------
                                                Name:
                                                Title:

                                    FBR TECHNOLOGY VENTURE
                                    PARTNERS, L.P.


                                    By: /s/ GENE RIECHERS
                                       -------------------------
                                       Name: Gene Riechers
                                       Title: Managing Director


                                    FBR ECOMM, L.P.


                                    By: /s/ GENE RIECHERS
                                       -------------------------
                                       Name: Gene Riechers
                                       Title: Managing Director

                                    /s/ JOHN BURTON
                                    ------------------------------
                                    JOHN BURTON, INDIVIDUALLY

                                    /s/ BARRY GOLDSMITH
                                    ------------------------------
                                    BARRY GOLDSMITH, INDIVIDUALLY

                                    /s/ MARK GRUHIN
                                    ------------------------------
                                    MARK GRUHIN, INDIVIDUALLY

                                    /s/ ROBERT MCGOVERN
                                    ------------------------------
                                    ROBERT MCGOVERN, INDIVIDUALLY

                                    /s/ DAVID WETMORE
                                    ------------------------------
                                    DAVID WETMORE, INDIVIDUALLY

                                    /s/ JAMES WINCHESTER
                                    ------------------------------
                                    JAMES WINCHESTER, INDIVIDUALLY

                                  NEW INVESTORS

                                  GE CAPITAL EQUITY INVESTMENTS, INC.

                                  By: /s/ TONY J. PANTUSO
                                     ----------------------------------
                                        Name: Tony J. Pantuso
                                        Title: Dept Ops Manager

                                  GENERAL ELECTRIC PENSION TRUST

                                  By: /s/ DONALD W. TOREY
                                     ----------------------------------
                                        Name: Donald W. Torey
                                        Title: Executive Vice President

                                    /s/ SUZANNE HOOPER KING
                                    -----------------------------------------
                                    SUZANNE HOOPER KING, INDIVIDUALLY

                                  Schedule I

                               Prior Investors

FBR Technology Venture Partners, L.P.

FBR eComm, L.P.

21st Century Internet Venture Partners, LLC

New Enterprise Associates VI, Limited  Partnership

NEA Presidents' Fund, L.P.

John Burton

Barry Goldsmith

Mark Gruhin

Robert McGovern

David Wetmore

James Winchester

Thomson U.S. Inc.

ADP, Inc.

                                 Schedule II

                                New Investors

GE Capital Equity Investments, Inc.

General Electric Pension Trust

Susanne Hooper King